                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ R. L. Waltrip
                                             ---------------------------
                                             R. L. WALTRIP

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of March, 1998.





                                             /s/ George R. Champagne
                                             ---------------------------
                                             GEORGE R. CHAMPAGNE

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ Anthony L. Coelho
                                             ---------------------------
                                             ANTHONY L. COELHO

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ Douglas M. Conway
                                             ---------------------------
                                             DOUGLAS M. CONWAY

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ Jack Finkelstein
                                             ---------------------------
                                             JACK FINKELSTEIN

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ A. J. Foyt, Jr.
                                             ---------------------------
                                             A. J. FOYT, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ James J. Gavin, Jr.
                                             ---------------------------
                                             JAMES J. GAVIN, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ James H. Greer
                                             ---------------------------
                                             JAMES H. GREER

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ L. William Heiligbrodt
                                             ---------------------------
                                             L. WILLIAM HEILIGBRODT

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ B. D. Hunter
                                             ---------------------------
                                             B. D. HUNTER

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ John W. Mecom, Jr.
                                             ---------------------------
                                             JOHN W. MECOM, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ Clifton H. Morris, Jr.
                                             ---------------------------
                                             CLIFTON H. MORRIS, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ E. H. Thornton, Jr.
                                             ---------------------------
                                             E. H. THORNTON, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ W. Blair Waltrip
                                             ---------------------------
                                             W. BLAIR WALTRIP

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1997 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 1998.





                                             /s/ Edward E. Williams
                                             ---------------------------
                                             EDWARD E. WILLIAMS